Exhibit 21.1

Subsidiaries of Prudential Financial, Inc.

Subsidiary	Doing Business As	Jurisdiction of Incorporation
745 Property Investments		Massachusetts, US
Alternative Fuels I, LLC		Delaware, US
ARL Holdings, Inc		Delaware, US
Asian Infrastructure Mezzanine Capital Fund		Cayman Islands
Asset Disposition Trust		New Jersey, US
Bache and Co. (Lebanon) S.A.L.		Lebanon
Bache Insurance Agency Incorporated		Massachusetts, US
Bache Insurance Agency of Alabama, Inc.		Alabama, US
Bache, S.A. de C.V.		Mexico
Big Yellow Holdings Limited		Bermuda
Braeloch Holdings Inc.		Delaware, US
Braeloch Successor Corporation		Delaware, US
Bree Investments Limited		Hong Kong
Brighton Claims Services, LLC		Delaware, US
Capital Agricultural Property Services, Inc.		Delaware, US
CB Investment, LLC		Delaware, US
China Homes (Teda) Property Consulting Services, Ltd.		China
China Homes Limited		Bermuda
China Distri-Park Limited		Bermuda
Circle Housing Corporation	Circle Housing Corporation of Texas	Delaware, US
Circle Nominees Limited		England, UK
Clivwell Securities Limited		England, UK
COLICO, Inc.		Delaware, US
Corcarr Nominees Pty Limited		Victoria, Australia
Corporate America Realty, Inc.		New Jersey, US
Corporate Relocation France		France
Country Road Communications, Inc.		Delaware, US
CRC Series B, LP		Delaware, US
Dryden Capital Management Limited		England, UK
Dryden Finance II, LLC		Delaware, US
Dryden Finance, Inc.		Delaware, US
Dryden Holdings Corporation		Delaware, US
EPP—LLC		New Jersey, US
EPP GP		England, UK
EuroInvest (General Partner) Limited		England, UK
Flor-Ag Corporation		Florida, US
FountainGlen Properties, LLC		Delaware, US
Gateway Holdings, Inc.		New Jersey, US
Gateway Holdings, S. A.		Luxembourg
Gateway South Urban Renewal Association		New Jersey, US
Gibraltar Corretora de Seguras Ltda.		Brazil
Gibraltar Hong Kong Holdings Limited Partnership		Hong Kong
Gibraltar Properties, Inc.		Delaware, US
GRA (Bermuda) GP Limited		Bermuda
GRA (Bermuda) Limited		Bermuda
GRA (Singapore) Pte Ltd		Singapore
Graham Depository Company II		Delaware, US
Graham Energy, Ltd.		Louisiana, US
Graham Resources, Inc.		Delaware, US
Gibraltar Agency Co., Ltd.		Japan
Hochman & Baker Insurance Services, Inc.		Illinois, US
Hochman & Baker Investment Advisory Services, Inc.		Illinois, US
Hochman & Baker Securities, Inc.		Illinois, US
Hochman & Baker, Inc.		Illinois, US
Human Resource Finance Company, Inc.		Delaware, US
Industrial Properties (General Partner) II Limited		England, UK
Industrial Properties (General Partner) Limited		England, UK
Jennison Associates LLC		Delaware, US
Karen Deane Relocation Limited		England, UK
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Nenkin Home)		Japan
Kyosei Industrial Enterprise Co., Ltd.		Japan
Kyosei Leasing Co., Ltd (Kyosei Lease Kabushiki Kaisha)		Japan
Lapine Development Corporation		California, US
Lapine Holding Company		Delaware, US

Subsidiary	Doing Business As	Jurisdiction of Incorporation
Lapine Technology Corporation		California, US
Luddite Associates, GP		Massachusetts, US
Merastar Corporation		Maryland, US
Merastar Insurance Company		Tennessee, US
Minami Aoyama Gardening Co., Ltd.		Japan
ML/MSB Acquisition, Inc.		Delaware, US
Northern Retail Properties (General Partner) Limited		England, UK
P-B Finance Ltd.		Cayman Islands
PB Financial Services, Inc.	PB Financial Services-Metals Division Prudential-Bache Financial Services-Metals Division	Delaware, US
PBI Fund Managers Limited		England, UK
PBI Group Holdings Limited		England, UK
PBI Holdings Ltd.		England, UK
PBI Limited		England, UK
PBI Management Limited		England, UK
PBIB Holdings Limited		England, UK
PBT Home Equity Holdings, Inc.		Georgia, US
PBT Mortgage Corporation		Georgia, US
PCG Finance Company I, LLC		Delaware, US
PCG Finance Company II, LLC		Delaware, US
Perseverance Associates, LP		California, US
PG Insurance Service Co., Ltd.		Japan
PGA Asian Holdings Ltd.		Bermuda
PGA Asian Retail Limited		Bermuda
PGA European Holdings, Inc.		Delaware, US
PGA European Limited		Bermuda
PGA FountainGlen, LLC		Delaware, US
PGA Kilimanjaro I		Luxembourg
PGA Kilimanjaro II		Luxembourg
PGA Kilimanjaro Limited		Bermuda
PGA Safeguard I, LLC		Delaware, US
PIM Foreign Investments, Inc.		Delaware, US
PGLH Delaware, Inc.		Delaware, US
PGR Advisors I, Inc.		Delaware, US
PGR Advisors, Inc.		Delaware, US
PHMC Services Corporation		New Jersey, US
Phoenix CDO II, Ltd.		Delaware, US
PIC Holdings Limited		England, UK
PIC Realty Canada Limited	PIC Realty Canada Limited	Canada Federal, Canada
PIC Realty Corporation		Delaware, US
PIFM Holdco, Inc.		Delaware, US
PIM Global Financial Strategies, Inc.		New Jersey, US
PIM Investments, Inc.
PIM Warehouse, Inc.		Delaware, US
PIMS Holding, LLC		Delaware, US
PMCC Holding Company		New Jersey, US
PMCC Houston Apartments, LLC		Delaware, US
POK Securitization Specialty Company, Ltd.		Korea
PREI International, Inc.		Delaware, US
Premier Select Ltd.		BVI
PRICOA Capital Group Limited		England, UK
PRICOA Capital Management Limited		England, UK
Pricoa China (Residential) Limited		Bermuda
Pricoa China (Warehouse) Limited		Bermuda
PRICOA Funding Limited		UK
PRICOA GA Paterson, Ltd		Bermuda
PRICOA General Partner II (Co-Investment) Limited		England, UK
PRICOA General Partner II Limited		Scotland, UK
PRICOA General Partner Limited		Scotland, UK
PRICOA Investment Company		UK
PRICOA Management Partner Limited		England, UK
PRICOA Mezzanine Investment Co.		England, UK
PRICOA P.I.M. (Regulated) Limited		England, UK

Subsidiary	Doing Business As	Jurisdiction of Incorporation
PRICOA PanEuropean Investment Limited		UK
PRICOA Private Capital Partners ID LP		UK
PRICOA Private Capital Partners IID LP		UK
PRICOA Property Asset Management Limited		England, UK
PRICOA Property Investment Management Limited		UK
PRICOA Property PLC		England, UK
PRICOA Property Private Equity Limited		England, UK
PRICOA Relocation Europe Limited		England & Wales
PRICOA Relocation Holdings Limited		England, UK
Pricoa Relocation Management Limited		UK
PRICOA Scottish General Partner II, LP		Scotland, UK
PRICOA Scottish General Partner LP		Scotland, UK
Pru 101 Market, LLC		Delaware, US
Pru 101 Wood, LLC		Delaware, US
Prubache Nominees Pty Limited		Victoria, Australia
PRUCO Life Insurance Company		Arizona, US
PRUCO Life Insurance Company of New Jersey	PRUCO Life Insurance Company of New Jersey	New Jersey, US
Pruco Securities Corporation	Prudential Preferred Advisors	New Jersey, US
PRUCO, Inc.		New Jersey, US
Prudential Agricultural Credit, Inc.		Tennessee, US
Prudential Apolo, Operadora de Sociedades de Inversion S.A. de C.V.		Mexico
Prudential Asset Management Holding Company		New Jersey, US
Prudential Asset Management Japan, Inc.		Japan
Prudential Asset Resources, Inc.		Delaware, US
Prudential Asset, LLC		Delaware, US
Prudential Bradesco-Seguros S.A.		Brazil
Prudential Brazilian Capital Fund		Brazil
Prudential Capital & Investment Services, LLC		Delaware, US
Prudential Capital Group, L.P.		Delaware, US
Prudential Carbon Mesa, Inc.		Delaware, US
Prudential Commercial Insurance Company		Delaware, US
Prudential Community Interaction Consulting, Inc.	Prudential Community Interaction Consulting Prudential Community Interaction Consulting (renewal)	Delaware, US
Prudential Direct Insurance Agency of Alabama, Inc.		Alabama, US
Prudential Direct Insurance Agency of Massachusetts, Inc		Massachusetts, US
Prudential Direct Insurance Agency of New Mexico, Inc.		New Mexico
Prudential Direct Insurance Agency of Ohio, Inc		Ohio, US
Prudential Direct Insurance Agency of Wyoming, Inc.		Wyoming, US
Prudential Direct, Inc.		Georgia, US
Prudential Equity Investors, Inc.		New York, US
Prudential Financial Advisors Securities, Company, Ltd.		Japan
Prudential Financial Capital Trust I		Delaware, US
Prudential Financial Securities Investment Trust Enterprise		Taiwan
Prudential Funding, LLC		New Jersey, US
Prudential General Agency of Ohio, Inc.		Ohio, US
Prudential General Insurance Agency of Florida, Inc.		Florida, US
Prudential General Insurance Agency of Kentucky, Inc.		Kentucky, US
Prudential General Insurance Agency of Massachusetts, Inc.		Massachusetts, US
Prudential General Insurance Agency of Mississippi, Inc.		Mississippi, US
Prudential General Insurance Agency of Nevada, Inc.		Nevada, US
Prudential General Insurance Agency of New Mexico, Inc.		New Mexico, US
Prudential General Insurance Agency of Wyoming, Inc.		Wyoming, US
Prudential General Insurance Company		Delaware, US
Prudential Global Funding, Inc		Delaware, US
Prudential Holdings of Japan, Inc.		Japan
Prudential Holdings, LLC		New Jersey, US
Prudential Home Building Investment Advisers, L.P.		New Jersey, US
Prudential Home Building Investors, Inc.	Prudential Home Building Investors, Inc.	New Jersey, US
Prudential Homes Corporation	Prudential Relocation	New York, US
Prudential Huntoon Paige Associates, Ltd.		Delaware, US
Prudential IBH Holdco, Inc.		Delaware, US

Subsidiary	Doing Business As	Jurisdiction of Incorporation
Prudential Insurance Brokerage, Inc.	Prudential Insurance Service Agency Prudential Home Choice Prudential Service Insurance Agency	Arizona, US
Prudential International Insurance Holdings, Ltd.		Delaware, US
Prudential International Insurance Service Company, L.L.C.		Delaware, US
Prudential International Investments Corporation		Delaware, US
Prudential International Investments Financial, LLC		Delaware, US
Prudential International Investments Services Corporation		Delaware, US
Prudential Investment Management (Japan), Inc.		Delaware, US
Prudential Investment Management Services LLC		Delaware, US
Prudential Investment Management, Inc.

PRG Prudential Realty Group Prudential Personal Investment Counsel

Prudential Real Estate Securities Investors

The Prudential Capital Markets Group

The Prudential Realty Group

The Prudential Realty Group, Inc.

New Jersey, US
Prudential Investments Japan Co.		Japan
Prudential Investments LLC		New York, US
Prudential Japan Holdings, LLC		Delaware, US
Prudential Latin American Investments, Ltd.		Cayman Islands
Prudential Life Insurance Company of Taiwan Inc.		Taiwan
Prudential MC Asset Holding Company, LLC		Delaware, US
Prudential Mexico, LLC		Delaware, US
Prudential Mortgage Capital Asset Holding Company, LLC		Delaware, US
Prudential Mortgage Capital Company I, LLC		Delaware, US
Prudential Mortgage Capital Company II, LLC		Delaware, US
Prudential Mortgage Capital Company, Inc.		Delaware, US
Prudential Mortgage Capital Company, LLC		Delaware, US
Prudential Mortgage Capital Funding, LLC		Delaware, US
Prudential Mortgage Capital Holdings Corporation		Delaware, US
Prudential Multi Family Asset Holding Company I, LLC		Delaware, US
Prudential Multifamily Mortgage, Inc.		Delaware, US
Prudential Mutual Fund Distributors, Inc.		Delaware, US
Prudential Mutual Fund Services LLC		New York, US
Prudential P&C Holdings, Inc.		Delaware, US
Prudential Preferred Income Partners, LLC		Delaware, US
Prudential Private Placement Investors L.P.		Delaware, US
Prudential Private Placement Investors, Inc.		New Jersey, US
Prudential Property and Casualty General Agency, Inc.		Texas, US
Prudential Property and Casualty Insurance Company		Indiana, US
Prudential Real Estate Affiliates of Canada Ltd.		Ontario, Canada
Prudential Real Estate Management Co., Ltd., LLC		Japan
Prudential Realty Securities II, Inc.		Delaware, US
Prudential Realty Securities, Inc		Delaware, US
Prudential Referral Services, Inc.		Delaware, US
Prudential Relocation Canada, Ltd.		Canada Federal, Canada
Prudential Relocation of Texas, Inc.		Texas, US
Prudential Relocation, Inc.	Prudential Relocation	Colorado
Prudential Relocation, Ltd.		Ontario, Canada
Prudential Relocation, S. de R.L. de C.V.		Mexico
Prudential Residential Services, Limited Partnership

Moran, Stahl & Boyer

Moran, Stahl & Boyer (in most CA counties) Moran, Stahl & Boyer Limited Partnership Moran, Stahl & Boyer, Limited Partnership Prudential Relocation Prudential Relocation (filed in Orange County) Prudential Relocation Intercultural Ser

Delaware, US
Prudential Resources Management Asia Limited		Hong Kong
Pruential Real Estate Management Co., Ltd, LLC		Japan
Prudential Securities (Argentina) Incorporated		Delaware, US
Prudential Securities (Brasil) Ltda.		Brazil
Prudential Securities (Chile) Inc.		Delaware, US
Prudential Securities (Japan) Limited		Delaware, US

Subsidiary	Doing Business As	Jurisdiction of Incorporation
Prudential Securities (Montevideo) Usuaria de Zona Franca S.A.		Uruguay
Prudential Securities (Taiwan) Co., Ltd.		Taiwan
Prudential Securities (Uruguay) S.A.		Uruguay
Prudential Securities CMO Issuer Inc.		Delaware, US
Prudential Securities Credit Corp., LLC	Prudential Securities Realty Funding	Delaware, US
Prudential Securities Foundation		New York, US
Prudential Securities Futures Management Inc.		Delaware, US
Prudential Securities Group Inc.		Delaware, US
Prudential Securities Incorporated		Delaware, US
Prudential Securities Insurance Agency of Puerto Rico, Inc.		Puerto Rico, US
Prudential Securities Investing Consulting (Taiwan) Co., Ltd.		Taiwan
Prudential Securities Municipal Derivatives, Inc.		Delaware, US
Prudential Securities Secured Financing Corporation		Delaware, US
Prudential Securities Structured Assets, Inc.		Delaware, US
Prudential Segurous, S.A.		Argentina
Prudential Select Holdings, Inc.		Delaware, US
Prudential Select Life Insurance Company of America		Minnesota, US
Prudential Texas Residential Services Corporation		Texas, US
Prudential Timber Investments, Inc.		New Jersey, US
Prudential Trust Company		Pennsylvania, US
Prudential-Bache Capital Funding BV		Netherlands
Prudential-Bache Corporate Directors Services, Inc.		Cayman Islands
Prudential-Bache Corporate Trustee Services, Inc.		Cayman Islands
Prudential-Bache Energy Corp.		Delaware, US
Prudential-Bache Energy Production Inc.		Delaware, US
Prudential-Bache Finance (Hong Kong) Limited		Hong Kong
Prudential-Bache Funding Limited		England, UK
Prudential-Bache Futures (Hong Kong) Limited		Hong Kong
Prudential-Bache Futures Asia Pacific Ltd.		Delaware, US
Prudential-Bache Global Markets Inc.		Delaware, US
Prudential-Bache Holdings Limited		England, UK
Prudential-Bache International (Hong Kong) Limited		Hong Kong
Prudential-Bache International (UK) Limited		England, UK
Prudential-Bache International Bank Limited		UK
Prudential-Bache International Banking Corporation		New York, US
Prudential-Bache International Limited		UK
Prudential-Bache International Trust Company (Cayman)		Cayman Islands
Prudential-Bache Leasing Inc.		Delaware, US
Prudential-Bache Limited		England, UK
Prudential-Bache Management GmbH		Germany
Prudential-Bache Metals GmbH & Co. KG		Germany
Prudential-Bache Nominees (Hong Kong) Limited		Hong Kong
Prudential-Bache Nominees Limited		England, UK
Prudential-Bache Overseas Funding Limited		England, UK
Prudential-Bache Program Services Inc.		New York, US
Prudential-Bache Properties, Inc.	VMS National Hotel	Delaware, US
Prudential-Bache Securities (Australia) Limited		Victoria, Australia
Prudential-Bache Securities (Germany) Inc.		Delaware, US
Prudential-Bache Securities (Holland) Inc.		Delaware, US
Prudential-Bache Securities (Hong Kong) Limited		Hong Kong
Prudential-Bache Securities (Switzerland) Inc.		Delaware, US
Prudential-Bache Securities (U.K.) Inc.		UK
Prudential-Bache Securities Agencia de Valores S.A.		Spain
Pruedntial-Bache Singapore Holdings Ltd.		New York, US
Prudential-Bache Securities Asia Pacific Ltd.		Singapore
Prudential-Bache Trade Services Inc.		Delaware, US
Prudential-Bache Transfer Agent Services, Inc.		New York, US
Prumerica Asia Fund Management (Singapore) Limited		Singapore
Prumerica Asia Fund Management Limited		Hong Kong
Prumerica Asia Management Services Limited		Hong Kong
Prumerica Financial Asia Limited		Virgin Islands (British)
Prumerica Global Asset Management Company S.A.		Luxembourg
Prumerica Homefron Limited		Hong Kong
Prumerica International Limited		England, UK

Subsidiary	Doing Business As	Jurisdiction of Incorporation
Prumerica International Real Estate and Relocation Services, Limited		Bermuda
Prumerica Investment Management Company S.A.		Luxembourg
Prumerica Life S.p.A		Italy
Prumerica Marketing S.r.l.		Italy
Prumerica Private Bank (Switzerland) SA		Switzerland
Prumerica Systems Ireland Limited		Ireland
Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna		Poland
PruServicos Participacoes S.A.		Brazil
PSI Partners Inc.		Nevada, US
PT Wisma Kyoei Prince Indonesia		Indonesia
PTC Services, Inc.		New Jersey, US
Quick Serve Auto Agency		Texas, US
Residential Information Services Limited Partnership		Delaware, US
Residential Information Services, Inc.		Delaware, US
Residential Services Corporation of America		Delaware, US
Safeguard Storage Properties, LLC		Delaware, US
Sanei Premium Collecting Service Co., Ltd. (Kabushi Kaisha San-ei)		Japan
Sanei Sightseeing Co., Ltd. (San-ei Kankno Kabushiiki Kaisha)		Japan
Satuski Properties Co., Limited (Yugen Kaisha Satsuki Properties)		Japan
SCL Holdings		China
Seaport Futures Management, Inc.		Delaware, US
Securitized Asset Sales, Inc.		Delaware, US
SMP Holdings, Inc		Delaware, US
South Downs Properties (General Partner) Ltd.		England, UK
South Downs Trading Properties (General Partner) Ltd.		England, UK
SouthStreet Software, L.L.C.		Delaware, US
SVIIT Holdings, Inc.		Delaware, US
The Gibraltar Life Insurance Company, Ltd.		Japan
The Prudential Asset Management Company, Inc.	Prudential Defined Contribution Services	New Jersey, US
The Prudential Assigned Settlement Services Corp.		New Jersey, US
The Prudential Bank and Trust Company	The Prudential Trust Company	Georgia, US
The Prudential Commercial Insurance Company of Delaware		Delaware, US
The Prudential Commercial Insurance Company of New Jersey		New Jersey, US
The Prudential General Insurance Company of New Jersey		New Jersey, US
The Prudential Home Mortgage Company, Inc.		New Jersey, US
The Prudential Home Mortgage Securities Company, Inc.		Delaware, US
The Prudential Insurance Company of America		New Jersey, US
The Prudential Life Insurance Company of Korea, Ltd.		Korea
The Prudential Life Insurance Company, Ltd.		Japan
The Prudential Property and Casualty Insurance Company of New Jersey		New Jersey, US
The Prudential Property and Casualty New Jersey Holdings, Inc.		New Jersey, US
The Prudential Property and Casualty New Jersey Insurance Brokerage, Inc.		New Jersey, US
The Prudential Real Estate Affiliates, Inc.

Prudential Real Estate and Relocation Services Prudential Real Estate and Relocation Solutions

Prudential Real Estate and Relocation Services The Prudential Real Estate Affiliates, Inc.

The Prudential Real Estate Affiliates, Inc.

The Prudential Real Esta

Delaware, US
The Prudential Real Estate Financial Services Of America, Inc.		California, US
The Prudential Savings Bank, F.S.B.		Federal, US
The Prumerica Life Insurance Company, Inc.		Philippines
The PSI Program LLC		Delaware, US
The Relocation Freight Corporation of America		California, US
The Robert C. Wilson Company		Texas, US
The Structured Finance Yield Fund, LLC		Delaware, US
THI Holdings (Delaware), Inc.		Delaware, US
Titan Auto Agency, Inc.		Michigan, US
Titan Auto Insurance		Nevada, US
Titan Auto Insurance of Arizona, Inc.		Arizona, US

Subsidiary	Doing Business As	Jurisdiction of Incorporation
Titan Auto Insurance of New Mexico, Inc.		New Mexico, US
Titan Auto Insurance of Pennsylvania, Inc.		Pennsylvania, US
Titan Auto Insurance, Inc.		Colorado, US
Titan Holdings Service Corporation		Texas, US
Titan Indemnity Company		Texas, US
Titan Insurance Company		Michigan, US
Titan Insurance Services, Inc.		Texas, US
Titan National Auto Call Center, Inc.		Texas, US
TransEuropean Properties (General Partner) II Limited		England, UK
TransEuropean Properties (General Partner) Limited		England, UK
TRGOAG Company, Inc.		Delaware, US
U.S. High Yield Management Company, Inc.		New Jersey, US
Victoria Automobile Insurance Company		Indiana, US
Victoria Financial Corporation		Delaware, US
Victoria Fire & Casualty Company		Ohio, US
Victoria Insurance Agency		Ohio, US
Victoria National Insurance Company		Ohio, US
Victoria Select Insurance Company		Ohio, US
Victoria Specialty Insurance Company		Ohio, US
W.I. of Florida Inc.		Florida, US
Wexford Clearing Services Corporation		Delaware, US
WHI of New York, Inc.		New York, US
Whitehall Holdings, Inc.		Texas, US
Whitehall Insurance Agency of Texas, Inc.		Texas, US
Whitehall of Indiana, Inc.		Indiana, US
WMF ComQuote, Inc		Delaware, US
WMF Funding Corporation		Delaware, US
Worldview Technology Partners IV, LP		US